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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 11, 1998
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                     UNITED RENTALS (NORTH AMERICA), INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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   Delaware                           1-13663                    06-1493538
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(State or Other Jurisdiction    (Commission file Number)     (IRS Employer
of Incorporation)                                           Identification No.)


    Four Greenwich Office Park, Greenwich, Connecticut             06830
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        (Address of Principal Executive Offices)                (Zip Code)


       Registrant's telephone number, including area code (203) 622-3131
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Item 5. Other

United Rentals (North America), Inc. ("URI") completed two acquisitions during 1998 that were accounted for as poolings-of-interests for financial accounting purposes. URI has restated its Consolidated Financial Statements for the three years ended December 31, 1997 in order to reflect these transactions. Such restated Consolidated Financial Statements are filed as an Exhibit hereto.


Exhibit
99.1     Consolidated Financial Statements of United Rentals (North America),
         Inc.
         Report of Independent Auditors
         Report of Independent Accountants
         Consolidated balance sheets - December 31, 1997 and 1996
         Consolidated Statements of Operations for the years ended
         December 31, 1997, 1996 and 1995.
         Consolidated Statements of Stockholders' Equity for the years ended December 31, 1997, 1996, 1995 and 1994.
         Consolidated Statements of cash flows for the years ended
         December 31, 1997, 1996 and 1995.
         Notes to Consolidated Financial Statements.

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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 11th day of December, 1998.


                                        UNITED RENTALS (NORTH AMERICA), INC.


                                        By: Michael J. Nolan
                                           ---------------------------------
                                           Name: Michael J. Nolan
                                           Title:  Chief Financial Officer

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